UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2023

ROKU, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Coleman Avenue San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)
(408) 556-9040
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.0001 par value	“ROKU”	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Roku, Inc. (“Roku”) held its annual meeting of stockholders via a live webcast (the “Annual Meeting”). At the Annual Meeting, Roku’s stockholders voted on four proposals, each of which is described in more detail in Roku’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”). The following is a brief description of each matter voted on and the certified results, including the number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes, as applicable, with respect to each matter.

1.The Class II director nominee was elected to serve until Roku’s 2025 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Jeffrey Blackburn	242,125,595	427,676	23,783,532	99.8%

2.The Class III director nominees were elected to serve until Roku’s 2026 annual meeting of stockholders and in each case until their successors are elected and qualified or until their earlier death, resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Jeffrey Hastings	216,327,208	26,226,063	23,783,532	89.2%
Neil Hunt	218,568,131	23,985,140	23,783,532	90.1%
Anthony Wood	221,418,507	21,134,764	23,783,532	91.3%

3.Stockholders approved, on an advisory basis, Roku’s executive compensation as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
191,733,902	50,638,684	180,685	23,783,532	79.0%

4.Stockholders ratified the appointment of Deloitte & Touche LLP as Roku’s independent registered accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
265,565,239	528,289	243,275	99.7%

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: June 9, 2023
	By:	/s/ Stephen H. Kay
Stephen H. Kay
Senior Vice President, General Counsel and Secretary